                                                                  Exhibit 10.34

                         AGREEMENT TO PROVIDE INSURANCE

------------------------------------------------------------------------------------------
Principal   Loan Date    Maturity   Loan No  Call  Collateral   Account  Officer  Initials
$32,150.00  05-20-1999  05-20-2002  RNRF3126                   RNRF3126  07672
------------------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------

Borrower: DISPLAY ARTS INC. (TIN: 631031415)
          1425 ELM HILL PIKE
          NAHSVILLE, TN 37210

Lender:   First American National Bank
          Plus Park
          Fourth and Union
          First American Center
          Nashville, TN 37237-4502

================================================================================

INSURANCE REQUIREMENTS. DISPLAY ARTS INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:     All Inventory and Equipment.
                Type. All risks, including fire, theft and liability.
                Amount. $32,000.00.
                Basis. Replacement value.
                Endorsements. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of thirty (30) days' prior written notice to Lender.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

                First American National Bank
                550 Metroplex Drive
                Insurance Services NA--7241
                Nashville, TN 37211--7241
                (615) 745--2054

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, thirty (30) days from the date of this Agreement, evidence of the required insurance as provided above, with an effective date of May 20, 1999, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of Insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all Information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MAY 20, 1999.

GRANTOR:

DISPLAY ARTS INC.


By: /s/ Pamela McNamee                    By: /s/ Donovan McNamee
    ----------------------                    -----------------------
    PAMELA MCNAMEE, President                 DONOVAN MCNAMEE, CEO

--------------------------------------------------------------------------------
                               FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE: __________________                           PHONE: ______________________

AGENT'S NAME:  _________________________________________________________________
INSURANCE COMPANY:  ____________________________________________________________
POLICY NUMBER:  ________________________________________________________________
EFFECTIVE DATES:  ______________________________________________________________
COMMENTS:  _____________________________________________________________________

--------------------------------------------------------------------------------


================================================================================
LASER PRO, Reg. U.S. Pal. & T.M. Off., Ver. 3.28c (c) 1999 CFI ProServices, Inc. All rights reserved. [TN-110 F3.26 RNRF3126.LN C1.OVL]

                      THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

--------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)
--------------------------------------------------------------------------------
B. FILING OFFICE ACCT. # (optional)
--------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

      First American National Bank
      First American Ctr -- 315 Deaderick
      ATTN: Collateral Operations
      Nashville, TN 37237-817537237-0075
--------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): |_| LESSOR/LESSEE
   |_| CONSIGNOR/CONSIGNEE    |_| NON-UCC FILING
--------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
      --------------------------------------------------------------------------
      1a. ENTITY'S NAME

      DISPLAY ARTS INC.
OR    --------------------------------------------------------------------------
      1b. INDIVIDUAL'S LAST NAME        FIRST NAME     MIDDLE NAME      SUFFIX


--------------------------------------------------------------------------------
1c. MAILING ADDRESS               CITY               STATE  COUNTRY  POSTAL CODE

1425 ELM HILL PIKE                NASHVILLE          TN              37210
--------------------------------------------------------------------------------
1d. S.S. OR     OPTIONAL      1e. TYPE   1f. ENTITY'S STATE   2g.  ENTITY'S
TAX I.D. #   ADD'NL INFO RE        OF        OR COUNTRY OF      ORGANIZATIONAL
              ENTITY DEBTOR      ENTITY      ORGANIZATION       I.D. #, if any
631031415                                                           |_| NONE
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name
                                               (2a or 2b)
      --------------------------------------------------------------------------
      2a. ENTITY'S NAME


OR    --------------------------------------------------------------------------
      2b. INDIVIDUAL'S LAST NAME        FIRST NAME     MIDDLE NAME      SUFFIX


--------------------------------------------------------------------------------
2c. MAILING ADDRESS               CITY               STATE  COUNTRY  POSTAL CODE


--------------------------------------------------------------------------------
2d. S.S. OR      OPTIONAL     2e. TYPE  2f. ENTITY'S STATE    1g. ENTITY'S
TAX I.D. #    ADD'NL INFO RE       OF       OR COUNTRY OF         ORGANIZATIONAL
               ENTITY DEBTOR     ENTITY     ORGANIZATION          I.D. #, if any
                                                                        |_| NONE
--------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - Insert only one secured party name (3a or 3b)
--------------------------------------------------------------------------------
      3a. ENTITY'S NAME

      First American National Bank
OR    --------------------------------------------------------------------------
      3b. INDIVIDUAL'S LAST NAME         FIRST NAME     MIDDLE NAME      SUFFIX


--------------------------------------------------------------------------------
3c. MAILING ADDRESS               CITY               STATE  COUNTRY  POSTAL CODE

Fourth and Union,                 Nashville          TN               37237-4502
First American Center
--------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

All Inventory, Accounts and Equipment; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

Maximum Principal Indebtedness for Tennessee Recording Tax Purposes is
$32,000.00.

--------------------------------------------------------------------------------
5. CHECK BOX |_|
   (if applicable)

This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]
--------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)

/s/ Pamela McNamee, President
--------------------------------------------------------------------------------
DISPLAY ARTS INC. BY: PAMELA MCNAMEE, PRESIDENT
--------------------------------------------------------------------------------

/s/ Timothy McAuley - Vice President
--------------------------------------------------------------------------------
FIRST AMERICAN NATIONAL BY: TIM MCAULEY, OFFICE
--------------------------------------------------------------------------------
7. If filed in Florida (check one)
|_| Documentary stamp tax paid

|X| Documentary stamp tax not applicable
--------------------------------------------------------------------------------
8. |_| This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS
       Attach Addendum                                           [if applicable]
--------------------------------------------------------------------------------
9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) [ADDITIONAL FEE]

(optional)     |_|  All Debtors      |_| Debtor 1        |_| Debtor 2
--------------------------------------------------------------------------------
               CFI ProServices, Inc. 400 S.W. 6th Avenue, Portland, Oregon 97204

(2) ACKNOWLEDGEMENT COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)